SUPPLEMENT DATED MAY 27, 2009 TO THE
PACIFIC LIFE FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2008

This supplement revises the Pacific Life Funds Statement of Additional Information dated July 1, 2008, as supplemented (together, the “SAI”) and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information.

Extension of Temporary Guarantee Program for Money Market Funds

The Pacific Life Funds’ PL Money Market Fund (the “Fund”) has not experienced difficulties in maintaining its $1.00 share price as of the date of this supplement, but there can be no assurances of future performance. Accordingly, the Fund participated in the voluntary, temporary guarantee program (the “Program”) and the extension through April 30, 2009, offered by the U.S. Department of the Treasury (the “Treasury”). The Treasury recently announced another extension of the Program through September 18, 2009 (“New Extension”). Participation in the New Extension of the Program by the Fund was approved by the Board of Trustees of Pacific Life Funds on April 13, 2009 and becomes effective upon the Treasury’s execution of the Fund’s extension application. Participation for the New Extension Period required a payment to the Treasury equal to 0.015% of the net asset value of the Fund as of September 19, 2008. While this would normally be an expense borne by the Fund, the Fund’s adviser agreed to reimburse the Fund for the expense of participating in the Program for the Extension Period.

Under the New Extension, the same parameters of the original Program still apply, and are as follows: the Program’s guarantee applies to shareholders of the Fund as of the close of business on September 19, 2008 (“Eligible Shareholders”); and the Program covers the lesser of the number of shares owned by an Eligible Shareholder (i) on September 19, 2008 or (ii) on the date the Fund’s market-based net asset value per share falls below $0.995. Investors who became shareholders after September 19, 2008 are not covered under the Program.

If an Eligible Shareholder were to redeem all of his or her shares of the Fund from their Pacific Life Funds account and subsequently purchase shares of the Fund in that same account from which Fund shares were originally redeemed, those shares would be covered to the extent described above. Shares protected under the Program that are transferred ‘in kind’ during the coverage period, where there is no change in the beneficial ownership structure of an account would continue to be covered up to the account value established as of September 19, 2008 (e.g., transfers in kind between intermediaries, directly held accounts moved to omnibus or networked positions or vice versa). Certain transfers ‘in kind’ or re-registrations that involve a change in the beneficial ownership of an account (e.g., individual to joint) may not be eligible for coverage.

If the Fund’s net asset value were to decline to below $0.995 during the coverage period (a “Guarantee Event”), and the Fund were to seek to recover under the Program, the Fund would be required to liquidate within thirty (30) days (unless Treasury consents to a later date). Upon liquidation, shares not protected under the Program would receive only net asset value per share. An Eligible Shareholder would receive up to $1.00 per protected share upon liquidation of the Fund pursuant to the Program (subject to adjustment and the overall limit of $50 billion currently available under the Program to all money market funds participating in the Program).

If the Program is further extended, the Fund’s Board will consider whether to participate and any additional cost could be borne by the Fund.

Form No. PLFSAI509